Exhibit 99.2

December 4, 2006

To the Holders of 11% Senior Subordinated Notes Due 2012 Listed Below:

We have informed each of you (each a “Holder”) about the proposed merger (the “Merger”) of Metaldyne Corporation (the “Company”) with a wholly owned subsidiary (“MergerSub”) of Asahi Tec Corporation (“Argon”), on the terms and conditions set forth in the Amended and Restated Agreement and Plan of Merger (the “Merger Agreement”) dated November 27, 2006 among Argon, MergerSub and the Company (as the same may be amended from time to time), which is an exhibit to the Information Statement/Proxy Statement filed with the Securities and Exchange Commission on November 29, 2006.  As we have discussed, the Company hereby requests your consent to amend the Indenture dated as of June 20, 2002 pursuant to which the 11% Senior Subordinated Notes Due 2012 (the “Notes”) of the Company (the “Indenture”) were issued and to waive certain provisions of the Indenture.  Capitalized terms used herein but not defined will have the meanings ascribed thereto in the Indenture.

Your consent under the Indenture is necessary to, among other things, (i) permit the Merger to be consummated, (ii) make certain amendments to covenants in the Indenture to facilitate the operations of the Company and its subsidiaries as subsidiaries of Argon following the Merger, (iii) permit a dividend by the Company of the Company’s interests in TriMas Corporation, (iv) waive the Company’s obligations under Section 4.14 under the Indenture following a change of control and (v) make certain other changes referred to herein as part of the Proposed Amendments (as defined below).  The Proposed Amendments will also provide that the Notes are secured by liens on certain assets of the Company and its subsidiaries.

We have provided you with, and you acknowledge receipt of a draft, dated December 1, 2006, of a consent solicitation statement in connection with the solicitation of consents (the “Solicitation”) of holders of the Notes and holders of the 11% Senior Subordinated Notes Due 2012 of the Company (the “Statement”).

You have agreed to consent to the Proposed Amendments (as defined below) in consideration of our agreement to pay the Consent Fee (as defined below), in each case on the terms and subject to the conditions set forth herein and in the Statement, and for other good and valuable consideration, receipt of which is hereby acknowledged.

Therefore, by signing below, each of you hereby (severally and not jointly):

(i)                                   represents and warrants to and agrees with us, that (a) you are, as of December 1, 2006, the beneficial owner of the principal amount of outstanding Notes set forth beside your signature (the “Subject Notes”), (b) you have not assigned, pledged or granted a participation in any of the Subject Notes, (c) none of the Subject Notes is subject to any voting trust or other agreement or arrangement or restriction with respect to voting or transfer, except for this Agreement, that certain Lockup

Agreement, dated as of October 12, 2006, entered into by and among the members of the Ad Hoc Committee of Holders of 11% Senior Subordinated Notes due 2012 party thereto, and the Confidentiality Agreement, dated as of November 9, 2006 by and among the Company and the Holders party thereto, as amended, and (d) you have the sole and legal right, power and authority to vote and dispose of the Subject Notes and to execute this consent;

(ii)                                represents and warrants to and agrees with us that you have reviewed, or have had the opportunity to review, with the assistance of professional and legal advisors of your choosing, sufficient information (including all documents filed or furnished to the Securities and Exchange Commission by the Company and the Statement including all attachments thereto) and have had sufficient access to the Company necessary for you to grant your approval of and consent to the Proposed Amendments, and you acknowledge that the Statement is in draft form and may be revised and you have granted approval and consent to the Proposed Amendments with full knowledge of the same.

(iii)                             consents to the Proposed Amendments in the form attached hereto as Exhibit A to the Statement (the “Proposed Amendments”); it being understood that the Proposed Amendments may be amended or modified

(a)                                   to cure any ambiguity, or to correct or supplement any provision therein which may be inconsistent with any other provision of the Proposed Amendments;

(b)                                  to make any change to the Indenture and the Proposed Amendments in order to conform to the terms of the intercreditor agreement (provided such terms are consistent with the term sheet for the intercreditor agreement included with the Statement);

(c)                                   as reasonably requested by the trustee under the Indenture; and

(d)                                  to make any amendment that would be permitted to be made to the Indenture without the consent of any holder of the Notes;

(iv)                            agree to the principal terms and conditions of the intercreditor agreement as set forth in the term sheet attached as Exhibit B to the Statement; and

(v)                               agree that the foregoing consent and waiver shall not be withdrawn or revoked by you unless and until the Company terminates the Solicitation or is in material breach of this agreement, notwithstanding any provision of the Indenture or Schedule 6.11(b) of the Merger Agreement (“Schedule 6.11(b)”) to the contrary, including, without limitation, Section 9.04 of the Indenture.

Upon consummation of the Merger and satisfaction of the other conditions to the Consent Solicitation set forth in the Statement, and provided you are the beneficial holder of the Designated Notes on December 4, 2006 (the “Record Date”), you shall receive, in accordance with the terms set forth in the Statement, $127.50 in cash (the “Consent Fee”) per $1,000 principal amount of the Notes held by you (without interest).  We and you agree that the Proposed Amendments shall become operative upon payment of the Consent Fee and satisfaction of the other conditions set forth in the Statement.

2

By signing this agreement, (i) you agree that your agreements herein, in their entirety, shall (x) represent a continuing consent as contemplated by Section 9.04 of the Indenture that is binding on any subsequent transferees of the Notes and (y) be binding upon your successors, assigns, trustees in bankruptcy and other legal representatives and (iii) you agree that you will, upon request, execute and deliver any additional documents reasonably deemed by the Company to be necessary or desirable to perfect your agreements herein, including any documentation contemplated by the Statement.

The consent granted pursuant hereto shall become null and void and have no further effect if upon the earlier to occur of the following events: (i) the Company shall announce that the Merger Agreement has been terminated without the Merger having been consummated or (ii) the Company fails to commence and complete a consent solicitation with a record date on or about December 4, 2006 as contemplated by the draft consent solicitation documents that have been provided by Company’s counsel.

This agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to conflicts of laws rules or principles, and shall inure to the benefit of, and be enforceable by, and be binding upon, the respective successors and assigns of the parties hereto. No amendments, changes or modifications to this agreement shall be valid unless the same are in writing and signed by the Company and each of the Holders party hereto.

Please indicate your agreement with the foregoing by (i) signing in the space provided below and returning a signed copy of this letter to me via facsimile at (734) 207-6471 at your earliest convenience and (ii) taking the following required actions:

If you are NOT a DTC Participant

If you are not a DTC Participant, you must complete the “Instruction Form” attached hereto as Appendix A and deliver it to the registered Holder of the Notes you beneficially own.  Delivery of the Consents may only be made by the registered Holder of Notes.  If you are not a DTC Participant, you are not the “Holder.”  Instead, you are the beneficial owner of Notes held by a Holder for your account or benefit and as a result, the Notes are not registered in your name.  Delivery of the Consents may only be made by the registered Holder and pursuant to your instructions.  If you are the beneficial owner of Notes registered in the name of a broker, dealer, commercial bank, trust company or other nominee, you must contact such registered Holder promptly to deliver Consents pursuant to the Consent Solicitations.

Accordingly, please provide instructions to deliver Consents held by the registered Holder for your account by completing the attached “Instructions” form.  It is imperative that you indicate to the registered Holder that Consents are to be delivered immediately upon receipt of your instructions and that the registered Holder should not delay in delivering the Consents.

3

If you are a DTC Participant

If you are a DTC Participant, you must complete each of the “Consent Forms” attached hereto as Appendix B and deliver them immediately to the Tabulation Agent.

4

METALDYNE CORPORATION

		By:		/s/ Thomas A. Amato
Name: Thomas A. Amato
			Title:	Executive Vice President,
Commercial Operations

The signatures below represent $147,425,000 in aggregate principal amount of Notes.

STANFIELD OFFSHORE LEVERAGED ASSETS, LTD.

Address:	Stanfield Capital Partners, LLC	By:		/s/ Chris Jansen
	430 Park Avenue, 11th Floor		Name: Chris Jansen
	New York, New York 10022		Title: Managing Partner

STANFIELD/RMF TRANSATLANTIC CDO, LTD.

Address:	Stanfield Capital Partners, LLC	By:		/s/ Chris Jansen
	430 Park Avenue, 11th Floor		Name: Chris Jansen
	New York, New York 10022		Title: Managing Partner

5

FIRST PACIFIC ADVISORS, LLC,

		By:	/s/ J. Richard Atwood
Address:	11400 W. Olympic Boulevard		Name: J. Richard Atwood
	Suite 1200		Title: Chief Operating Officer
Los Angeles, California 90064

DRAWBRIDGE GLOBAL MACRO MASTER FUND LTD.

Address:	1345 Avenue of the Americas	By:	/s/ Kevin J. Treacy
	47th Floor		Name: Kevin J. Treacy
	New York, New York 10105		Title: Director

VENOR CAPITAL MASTER FUND LTD.,

		By:	/s/ Michael Wartell
Address:	c/o Venor Capital Management		Name: Michael Wartell
	7 Times Square		Title: Authorized Signatory
New York, New York 10036

BLACKROCK

		By:	/s/ Elizabeth Krow
Address:	100 Bellevue Parkway		Name: Elizabeth Krow
	Wilmington, Delaware 19809		Title: Associate

DAVIDSON KEMPNER CAPITAL MANAGEMENT ON BEHALF OF ITS MANAGED FUNDS

Address:	65 East 53rd Street, Suite 1800
	New York, NY 10022	By:	/s/ A. Friedman
Name: A. Friedman
Title: Managing Director

6

To Consent, the Consent Forms should be delivered only to:

MacKenzie Partners, Inc.

as Tabulation Agent

By Registered or Certified Mail:	Facsimile Transmissions:	By Hand or Overnight Delivery

105 Madison Avenue New York, NY 10016	105 Madison Avenue New York, NY 10016 (212) 929-0308	105 Madison Avenue New York, NY 10016

To Confirm by Telephone or for
Information Call:

Call Collect:  (212) 929-5500
Toll-Free:  (800) 322-2885

7

APPENDIX A

INSTRUCTIONS FORM

This will instruct you to deliver the undersigned’s Consent with respect to the principal amount of Notes indicated below, pursuant to the terms of and conditions set forth in the Consent Solicitation Statement, dated December 4, 2006, and the related Consent Letter.

11% Senior Subordinated Notes due 2012 which Consent to the Senior Subordinated Notes Proposed Amendments
Principal Amount (1)	Consents Given (“YES” or “NO”) (2)

10% Senior Notes due 2013 which Consent to the Senior Notes Proposed Amendments
Principal Amount (1)	Consents Given (“YES” or “NO”) (2)

(1)	Unless otherwise indicated, we will assume that a Consent is delivered with respect to all Notes held by us for your account.
(2)	Unless otherwise indicated, “yes” will be assumed.
PLEASE SIGN HERE
Signature(s):
Name(s) (Please Print):
Address:
Zip Code:
Area Code and Telephone No.:
Tax Identification or Social Security No.:
My Account Number With You:
Date:

8

APPENDIX B

CONSENT FORMS

Please sign your name and date below to evidence your vote on the Proposed Amendments and to evidence the appointment of the Tabulation Agent as your agent and attorney-in-fact in connection with this Consent Letter.  The undersigned acknowledges that it must comply with the other provisions of this Consent Letter, and complete the information required herein, to validly consent to the Proposed Amendments.

SENIOR SUBORDINATED NOTES PROPOSED AMENDMENTS

CHECK ONE BOX ONLY

FOR ☐	AGAINST ☐

SENIOR NOTES PROPOSED AMENDMENTS

CHECK ONE BOX ONLY

FOR ☐	AGAINST ☐

PLEASE COMPLETE THIS TABLE
DESCRIPTION OF NOTES AS TO WHICH CONSENTS ARE GIVEN

Name(s) and Address(es) of Holder(s) as such name appears on the DTC listing for the Notes with respect to which Consents are given	Title of Issue (Senior Subordinated Notes or Senior Notes)	Aggregate Principal Amount of Notes*	Principal Amount with respect to which Consents are given (Complete only if Consents relate to less than entire aggregate principal amount)*

*                 Unless otherwise indicated in the column labeled “Principal Amount with Respect to Which Consents are Given,” the Holder will be deemed to have consented in respect of the entire aggregate principal amount represented by the Notes indicated in the column labeled “Aggregate Principal Amount of the Notes.”

PLEASE ALSO COMPLETE SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS.

IMPORTANT—READ CAREFULLY

An authorized DTC Participant (as defined in the Consent Solicitation Statement) must execute this Consent exactly as its name appears on DTC’s position listing as of the Record Date.  If the Notes are held by two or more Holders, all such Holders must sign this Consent.  If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing and must submit proper evidence satisfactory to the Company of such person’s authority so to act.

SIGN HERE

(Signature(s) of Holder(s))

(Signature(s) of Holder(s))

Dated:

DTC Participation No.:

Names:
(Please Print)

(Please Print)

Capacity (Full Title):

Address:

(Include Zip Code)

Area Code and Telephone No.:

Tax Identification or Social Security No.:

PLEASE ALSO COMPLETE THE ENCLOSED SUBSTITUTE FORM W-9

CONSENT FEE INSTRUCTIONS

Unless the Senior Subordinated Note Consent Solicitation is terminated for any reason on or before the Expiration Date, promptly after the satisfaction or waiver of the Transactions Condition, if the Senior Subordinated Notes Requisite Consents are obtained, subject to the other conditions set forth herein and in the Consent Solicitation Statement, the Senior Subordinated Notes Consent Fee will be paid to each Senior Subordinated Notes Holder who has delivered to the Tabulation Agent (and not validly revoked) a valid Senior Subordinated Notes Consent on or before the Senior Subordinated Notes Consent Expiration Date.

Unless the Senior Note Consent Solicitation is terminated for any reason on or before the Expiration Date, promptly after the satisfaction or waiver of the Transactions Condition, if the Senior Notes Requisite Consents are obtained, subject to the other conditions set forth herein and in the Consent Solicitation Statement, the Senior Notes Consent Fee will be paid to each Senior Notes Holder who has delivered to the Tabulation Agent (and not validly revoked) a valid Senior Notes Consent on or before the Expiration Date.

A Holder of a Note who disapproves of the Consent or does not submit a valid Consent in respect of such Note will not be entitled to receive a Consent Fee in respect of such Note.  If the Senior Subordinated Notes Consent Solicitation is terminated for any reason on or before the Expiration Date or the consummation of the Transactions, the Senior Subordinated Consent Fee will not be paid and any Senior Subordinated Notes Supplemental Indenture that has been executed will not become operative.  Similarly, if the Senior Notes Consent Solicitation is terminated for any reason on or before the Expiration Date or the consummation of the Transactions, the Senior Consent Fee will not be paid and any Senior Notes Supplemental Indenture that has been executed will not become operative.

Holders whose Consents are not received by the Tabulation Agent on or before the Expiration Date will NOT be entitled to a Consent Fee.  The method of delivery of all documents is at the election and risk of the submitting Holder.

The Consent Fee will be paid by check.  Unless otherwise indicated below, the check will be issued in the name of, and sent to, the Holder.

SPECIAL PAYMENT INSTRUCTIONS

To be completed ONLY if the check for Consent Fee is to be issued in the name of someone OTHER than the Holder of record specified above.

Issue check to:

Name:
(Please Print)

Address:

(Include Zip Code)

Attn:

Phone No.:

(Payee Tax identification or Social Security Number)*

*  Please also complete the enclosed Substitute Form W-9

SPECIAL PAYMENT INSTRUCTIONS

To be completed ONLY if the check for Consent Fee is to be delivered in the name of someone OTHER than the Holder of record specified above.

Deliver check to:

Name:
(Please Print)

Address:

(Include Zip Code)

Attn:

Phone No.:

(Payee Tax identification or Social Security Number)*

*  Please also complete the enclosed Substitute Form W-9

IMPORTANT TAX INFORMATION

Under federal income tax law, 28% of the amount of the Consent Fee paid to certain Holders pursuant to the Consent Solicitation may be required to be withheld.  In order to avoid such backup withholding, each Holder must provide such Holder’s current taxpayer identification number (“TIN”) by completing the Substitute Form W-9 provided herein or otherwise establish a basis for exemption from backup withholding.  In general, if such Holder is an individual, the TIN is his or her social security number.  If the Holder does not provide the correct TIN, the Holder may be subject to a $50 penalty imposed by the Internal Revenue Service and payments, including the Consent Fee, paid to such Holder pursuant to the Consent Solicitation may be subject to backup withholding.  Failure to comply truthfully with the backup withholding requirements also may result in imposition of severe criminal and/or civil fines and penalties.  See the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for additional instructions.

Certain Holders (including, among others, corporations and certain foreign persons) are not subject to these backup withholding and reporting requirements.  Exempt Holders should furnish their TIN, write “Exempt” on the face of the Substitute Form W-9, and sign, date and return the Substitute Form W-9 to the Company.  A foreign person, including a foreign entity, may qualify as an exempt recipient by submitting to the Company a properly completed Internal Revenue Service Form W-8, signed under penalties of perjury, attesting to that Holder’s foreign status.  A Form W-8 can be obtained from the Company.  See the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for additional instructions.

If federal income tax backup withholding applies, 28% of the Consent Fee made to the Holder is required to be withheld.  Backup withholding is not an additional income tax.  Rather, the income tax liability of persons subject to federal income tax backup withholding will be reduced by the amount of tax withheld.  If withholding results in an overpayment of taxes, a refund may be obtained by the Holder provided the required information and claim for refund is timely filed with the Internal Revenue Service.

Purpose of Substitute Form W-9

To avoid backup withholding on a payment of the Consent Fee to a Holder with respect to the Consent, the Holder is required to provide either (A) his or her correct TIN by completing the Substitute Form W-9 provided herein, certifying that the TIN provided on Substitute Form W-9 is correct (or that such Holder is awaiting a TIN), and that (I) the Holder has not been notified by the Internal Revenue Service that he or she is subject to federal income tax backup withholding as a result of failure to report all interest or dividends or (2) the Internal Revenue Service has notified the Holder that he or she is no longer subject to federal income tax backup withholding; or (B) an adequate basis for exemption.  Certain Holders (including, among others, all corporations) may enter the correct TIN in Part I of the Substitute Form W-9, write “Exempt” in Part 2 of the Substitute Form W-9, sign under the certification and date the Form.

INSTRUCTIONS FOR HOLDERS FORMING PART OF THE TERMS AND CONDITIONS OF THE CONSENT

1.             Delivery of This Consent Letter; Holders Entitled to Consent. Subject to the terms and conditions of the Consent Solicitations, a properly completed and duly executed copy of this Consent Letter and any other documents required by this Consent Letter must be received by the Tabulation Agent at its address or facsimile number set forth on herein as soon as practicable.  This Consent Letter may only be executed by DTC Participants.  Any beneficial owner of Notes who holds its Notes through a DTC Participant must arrange for such DTC Participant to execute and deliver the Consent on behalf of such beneficial owner.  A Consent by a Holder is a continuing consent notwithstanding that the registered ownership of a Note has been transferred, unless a Holder of the Note timely revokes the prior Consent in accordance with the procedures set forth herein and in the Consent Solicitation Statement.  The method of delivery of Consents and all other required documents to the Tabulation Agent is at the election and risk of the submitting Holder, and the delivery will be deemed made only when actually received by the Tabulation Agent.  In all cases, sufficient time should be allowed to assure timely delivery.  NO CONSENT SHOULD BE SENT TO ANY PERSON OTHER THAN THE TABULATION AGENT.

2.             Solicitation Period. The Company reserves the right to extend either Consent Solicitation at any time and from time to time, whether or not the Requisite Consents have been received, by giving oral or written notice to the Tabulation Agent no later than 9:00 a.m., New York City time, on the next business day after the previously announced Expiration Date.  Any such extension will be followed as promptly as practicable by notice thereof by press release or other public announcement (or by written notice to the Holders).  Such announcement or notice may state that the Company is extending the applicable Consent Solicitation for a specified period of time or on a daily basis.

The Company expressly reserves the right for any reason (i) to abandon, terminate or amend either Consent Solicitation at any time prior to the Expiration Date by giving oral or written notice thereof to the Tabulation Agent and (ii) not to extend either Consent Solicitation beyond the last previously announced Expiration Date.  Any such action by the Company will be followed as promptly as practicable by notice thereof by press release or by other public announcement (or by written notice to the Holders).

3.             Questions Regarding Validity, Form, Legality, Etc. All questions as to the validity, form and eligibility (including time of receipt) regarding the consent procedures will be determined by the Company in its sole discretion, which determination will be conclusive and binding subject only to such final review as may be prescribed by the Trustee concerning proof of execution and ownership.  The Company reserves the right to reject any or all Consents that are not in proper form or the acceptance of which could, in the opinion of the Company or its counsel, be unlawful. The Company also reserves the right, subject to such final review as the applicable Trustee prescribes for the proof of execution and ownership, to waive any defects or irregularities in connection with deliveries of particular Consents.  Unless waived, any defects or irregularities in connection with deliveries of Consents must be cured within such time as the

Company determines.  None of the Company, the Tabulation Agent, the Trustee or any other person shall be under any duty to give any notification of any such defects or irregularities or waiver, nor shall any of them incur any liability for failure to give such notification.  Deliveries of Consents will not be deemed to have been made until any irregularities or defects therein have been cured or waived.  The Company’s interpretations of the terms and conditions of the Consent Solicitations shall be conclusive and binding.

4.             Signatures on This Consent. If this Consent Letter is signed by the Holder(s) of the Notes with respect to which this Consent is given, the signature(s) must correspond with the name(s) as set forth in DTC’s position listing without alteration or change whatsoever.  If any of the Notes with respect to which this Consent is given were owned of record by two or more joint owners, all such owners must sign this Consent.  If any Notes with respect to which this Consent is given have different Holders, it will be necessary to complete, sign and submit as many separate copies of this Consent and any necessary accompanying documents as there are different Holders.  If this Consent is being signed by a trustee(s), executor(s), administrator(s), guardian(s), attorney(s)-in-fact, officer(s) of a corporation or other person(s) acting in a fiduciary or representative capacity, such person(s) should indicate such fact when signing, and, unless waived by the Company, evidence satisfactory to the Company of their authority so to act must be submitted with this Consent.

5.             Amendment of Conditions. The Company reserves the absolute right, subject to applicable law and the terms and conditions of this Consent Letter, to amend, waive, modify, withdraw or terminate the terms of the Consent Solicitations and the Proposed Amendments, as more fully described in the Consent Solicitation Statement.

6.             Requests for Assistance and Additional Copies. Questions regarding the Consent Solicitations and the terms and conditions thereof should be directed to the Tabulation Agent, whose addresses and telephone numbers are set forth on the back cover page of the Consent Solicitation Statement, or to your broker, dealer, commercial bank, trust company or other nominee institution.  Requests for assistance in filling out and delivering consents or for additional copies of the Consent Solicitation Statement and Consent Letters should be directed to the Tabulation Agent, whose addresses and telephone numbers are set forth on the cover page of this Consent Letter.

PAYER’S NAME:	The Bank of New York, as Senior Subordinated Notes Trustee or The Bank of New York, as Senior Notes Trustee

SUBSTITUTE FORM W-9 Department of the Treasury Internal Revenue Service	Part 1—PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW.	Social Security Number(s) or Employer Identification Number(s)

Payer’s Request for Taxpayer Identification Number (TIN)

Part 2—Certification—Under penalties of perjury, I certify that:

(1)   The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued for me), and

(2)   I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

Certification Instructions—You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return.

	Signature:	Part 3—Awaiting TIN

Date:

NOTE:         FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN A $50 PENALTY IMPOSED BY THE INTERNAL REVENUE SERVICE AND BACKUP WITHHOLDING OF 28% OF ANY CASH PAYMENTS MADE TO YOU PURSUANT TO THE CONSENT SOLICITATION. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF THE SUBSTITUTE FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (I) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate IRS Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future.  I understand that if I do not provide a taxpayer identification number by the time of payment, 28% of all reportable cash payments made to me will be withheld until I provide a taxpayer identification number.

Signature:	Date:

EXHIBIT A

PROPOSED AMENDMENTS

See Appendix B to Exhibit 99.4 to this Form 8-K.

EXHIBIT B

INTERCREDITOR TERM SHEET

See Appendix C to Exhibit 99.4 to this Form 8-K.